Portfolio of investments—January 31, 2026 (unaudited)
Portfolio of investments

	Shares	Value
Common stocks: 95.29%
Canada: 3.29%
Restaurant Brands International, Inc. (Consumer discretionary, Hotels, restaurants & leisure)	51,878	$3,475,307
TC Energy Corp. (Energy, Oil, gas & consumable fuels)	39,642	2,325,796
		5,801,103
Denmark: 1.83%
Novo Nordisk AS Class B (Health care, Pharmaceuticals)	55,044	3,228,632
Finland: 1.49%
Nordea Bank Abp Helsinki Stock Exchange (Financials, Banks)	135,699	2,624,280
France: 16.81%
Air Liquide SA (Materials, Chemicals)	12,162	2,276,898
AXA SA (Financials, Insurance)	99,974	4,554,114
Capgemini SE (Information technology, IT services)	12,500	1,943,973
L’Oreal SA (Consumer staples, Personal care products)	5,841	2,679,444
LVMH Moet Hennessy Louis Vuitton SE (Consumer discretionary, Textiles, apparel & luxury goods)	7,328	4,750,505
Sanofi SA (Health care, Pharmaceuticals)	26,670	2,503,771
Schneider Electric SE (Industrials, Electrical equipment)	12,364	3,551,067
TotalEnergies SE (Energy, Oil, gas & consumable fuels)	17,499	1,268,400
Veolia Environnement SA (Utilities, Multi-utilities)	80,421	3,015,193
Vinci SA (Industrials, Construction & engineering)	21,631	3,106,322
		29,649,687
Germany: 16.86%
adidas AG (Consumer discretionary, Textiles, apparel & luxury goods)	18,012	3,184,430
Allianz SE (Financials, Insurance)	9,820	4,327,801
Deutsche Boerse AG (Financials, Capital markets)	12,102	3,059,810
Deutsche Post AG (Industrials, Air freight & logistics)	71,489	4,009,871
Deutsche Telekom AG (Communication services, Diversified telecommunication services)	107,487	3,589,130
Infineon Technologies AG (Information technology, Semiconductors & semiconductor equipment)	30,500	1,504,333
Rheinmetall AG (Industrials, Aerospace & defense)	1,473	3,110,535
SAP SE (Information technology, Software)	17,949	3,628,807
Siemens AG (Industrials, Industrial conglomerates)	10,882	3,306,007
		29,720,724
Ireland: 0.87%
TE Connectivity PLC (Information technology, Electronic equipment, instruments & components)	6,909	1,539,187
Italy: 3.17%
Moncler SpA (Consumer discretionary, Textiles, apparel & luxury goods)	35,437	2,058,676
Prysmian SpA (Industrials, Electrical equipment)	29,724	3,539,188
		5,597,864
See accompanying notes to portfolio of investments
Allspring International Equity Fund | 1

Portfolio of investments—January 31, 2026 (unaudited)

	Shares	Value
Japan: 14.61%
Asahi Group Holdings Ltd. (Consumer staples, Beverages)	168,700	$1,757,746
Hitachi Ltd. (Industrials, Industrial conglomerates)	141,000	4,884,344
ORIX Corp. (Financials, Financial services)	85,600	2,596,319
Sony Group Corp. (Consumer discretionary, Household durables)	85,700	1,912,689
Sumitomo Mitsui Financial Group, Inc. (Financials, Banks)	118,600	4,193,456
Tokio Marine Holdings, Inc. (Financials, Insurance)	96,400	3,567,348
Tokyo Electron Ltd. (Information technology, Semiconductors & semiconductor equipment)	13,100	3,496,776
Toyota Motor Corp. (Consumer discretionary, Automobiles)	148,300	3,357,736
		25,766,414
Netherlands: 8.56%
Airbus SE (Industrials, Aerospace & defense)	18,434	4,225,932
ASML Holding NV (Information technology, Semiconductors & semiconductor equipment)	2,883	4,102,509
ING Groep NV (Financials, Banks)	210,701	6,198,902
Magnum Ice Cream Co. NV (Consumer staples, Food products)†	32,009	568,299
		15,095,642
South Korea: 2.90%
Samsung Electronics Co. Ltd. GDR (Information technology, Technology hardware, storage & peripherals)	1,857	5,114,178
Switzerland: 4.59%
Nestle SA (Consumer staples, Food products)	15,777	1,498,616
Novartis AG (Health care, Pharmaceuticals)	35,144	5,210,796
Sika AG (Materials, Chemicals)	7,200	1,381,230
		8,090,642
Taiwan: 1.44%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Information technology, Semiconductors & semiconductor equipment)	7,675	2,537,048
United Kingdom: 18.87%
AstraZeneca PLC (Health care, Pharmaceuticals)	25,980	4,834,765
BAE Systems PLC (Industrials, Aerospace & defense)	136,684	3,692,004
Barclays PLC (Financials, Banks)	1,070,543	7,122,236
Coca-Cola Europacific Partners PLC (Consumer staples, Beverages)	20,844	1,911,395
Diageo PLC (Consumer staples, Beverages)	97,025	2,224,464
National Grid PLC (Utilities, Multi-utilities)	104,150	1,759,331
RELX PLC (Industrials, Professional services)	56,968	2,010,387
Rio Tinto PLC (Materials, Metals & mining)	44,535	4,106,102
Shell PLC (Energy, Oil, gas & consumable fuels)	75,884	2,901,175
Unilever PLC (Consumer staples, Personal care products)	40,040	2,706,838
		33,268,697
Total common stocks (Cost $118,625,283)		168,034,098
See accompanying notes to portfolio of investments
2 | Allspring International Equity Fund

Portfolio of investments—January 31, 2026 (unaudited)

		Yield	Shares	Value
Short-term investments: 3.36%
Investment companies: 3.36%
Allspring Government Money Market Fund Select Class♠∞		3.63%	5,923,277	$5,923,277
Total short-term investments (Cost $5,923,277)				5,923,277
Total investments in securities (Cost $124,548,560)	98.65%			173,957,375
Other assets and liabilities, net	1.35			2,374,511
Total net assets	100.00%			$176,331,886

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
GDR	Global depositary receipt
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$3,039,282	$11,391,536	$(8,507,541)	$0	$0	$5,923,277	5,923,277	$48,473
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
MSCI EAFE Index	36	3-20-2026	$5,243,114	$5,466,240	$223,126	$0
See accompanying notes to portfolio of investments
Allspring International Equity Fund | 3

Notes to portfolio of investments—January 31, 2026 (unaudited)
Notes to portfolio of investments
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities, exchange-traded funds and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On January 31, 2026, such fair value pricing was not used in pricing foreign securities.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable). Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded.
Fair valuation measurements
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in
4 | Allspring International Equity Fund

Notes to portfolio of investments—January 31, 2026 (unaudited)
active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1 – quoted prices in active markets for identical securities
•Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2026:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Canada	$5,801,103	$0	$0	$5,801,103
Denmark	3,228,632	0	0	3,228,632
Finland	2,624,280	0	0	2,624,280
France	29,649,687	0	0	29,649,687
Germany	29,720,724	0	0	29,720,724
Ireland	1,539,187	0	0	1,539,187
Italy	5,597,864	0	0	5,597,864
Japan	25,766,414	0	0	25,766,414
Netherlands	15,095,642	0	0	15,095,642
South Korea	5,114,178	0	0	5,114,178
Switzerland	8,090,642	0	0	8,090,642
Taiwan	2,537,048	0	0	2,537,048
United Kingdom	33,268,697	0	0	33,268,697
Short-term investments
Investment companies	5,923,277	0	0	5,923,277
	173,957,375	0	0	173,957,375
Futures contracts	223,126	0	0	223,126
Total assets	$174,180,501	$0	$0	$174,180,501
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
As of January 31, 2026, $250,000 was segregated as cash collateral for these open futures contracts.
At January 31, 2026, the Fund did not have any transfers into/out of Level 3.
Allspring International Equity Fund | 5